Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Jan. 31, 2022	Jan. 31, 2021	Jan. 31, 2020
Net Income	$ 86,282	$ 52,100	$ 36,997
Other comprehensive income (loss):
Foreign currency translation adjustment, net of income tax (recovery) expense of ($348) for the year ended January 31, 2022 (January 31, 2021 - $290; January 31, 2020 - ($132))	(11,204)	24,755	(743)
Total other comprehensive income (loss)	(11,204)	24,755	(743)
COMPREHENSIVE INCOME	$ 75,078	$ 76,855	$ 36,254